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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:                                                January 12, 1999
(Date of earliest event reported)



                        BROWNING-FERRIS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


                          Commission file number 1-6805


        Delaware                                     74-1673682
 (State of Incorporation)                (I.R.S. Employer Identification No.)

            757 N. Eldridge
             Houston, Texas                                  77079
 (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  713/870-8100.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K is being filed in order to file certain exhibits to Registration Statement No. 33-65055 and such exhibits are being incorporated into Registration Statement No. 33-65055.

EXHIBITS

*1(a) Form of Underwriting Agreement (for debt securities). (Exhibit 1(b) to Registration Statement on Form S-3 No. 33-51879 is hereby incorporated by reference.)

 1(b) Underwriting Agreement between Browning-Ferris Industries, Inc. and First Chicago Capital Markets, Inc., Chase Securities, Inc. and NationsBanc Montgomery Securities LLC, as the Underwriters, dated January 12, 1999.

 1(c) Remarketing and Interest Calculation Agreement among Browning-Ferris Industries, Inc., The First National Bank of Chicago and First Chicago Capital Markets, Inc.

 4(k)       Form of 6.08% Market Value Put security.

* Incorporated by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    SIGNATURE

                                           BROWNING-FERRIS INDUSTRIES, INC.
                                                    ("Registrant")

January 14, 1999                           By: /s/ Edward C. Norwood
                                              ---------------------------------
                                                     Edward C. Norwood
                                                Vice President and Secretary


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                                 EXHIBIT INDEX



Number                      Description
------                      -----------

*1(a)    Form of Underwriting Agreement (for debt securities).
         (Exhibit 1(b) to Registration Statement on Form S-3 No.
         33-51879 is hereby incorporated by reference.)

 1(b) Underwriting Agreement between Browning-Ferris Industries, Inc. and First Chicago Capital Markets, Inc., Chase Securities, Inc. and NationsBanc Montgomery Securities LLC, as the Underwriters, dated January 12, 1999.

 1(c) Remarketing and Interest Calculation Agreement among Browning-Ferris Industries, Inc., The First National Bank of Chicago and First Chicago Capital Markets, Inc.

 4(k)    Form of 6.08% Market Value Put security.

* Incorporated by reference.


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